SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): November 7, 2003 (November 6, 2003)

CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3535 Piedmont Road, Building 14, Fourteenth Floor, Atlanta, Georgia	30305

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(404) 949-0700

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED 11/6/03

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Press Release, dated November 6, 2003.

Item 12.	Results of Operations and Financial Condition

     On November 6, 2003, Cumulus Media Inc. issued a press release announcing financial results for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This information is furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

	By:	/s/ Martin R. Gausvik
		Name: Title:	Martin R. Gausvik Executive Vice President and Chief Financial Officer

Date: November 7, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	PRESS RELEASE, DATED NOVEMBER 6, 2003